Flat Rock Opportunity Fund	Schedule of Investments

March 31, 2022 (Unaudited)

	Rate	Maturity	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY(a)(b)(c)(d)(e)- 133.68%
Allegro CLO XIV, Ltd., Subordinated Notes	17.18%(f)	10/15/2034	$9,000,000	$6,930,135
ALM 2020, Ltd., Subordinated Notes	16.53%(f)	10/15/2029	8,000,000	5,291,158
Ares LIX CLO, Ltd., Subordinated Notes	17.27%(f)	04/25/2034	8,000,000	6,814,177
Bain Capital Credit CLO 2021-3, Ltd., Subordinated Notes	14.68%(f)	07/24/2034	8,000,000	6,402,917
Bain Capital Credit CLO 2021-3A, Ltd., Subordinated Notes Side Letter	14.37%(f)	07/24/2034	300,000	287,198
Barings Middle Market CLO Ltd 2021-I, Subordinated Notes	16.15%(f)	07/20/2033	3,240,000	3,332,147
Benefit Street Partners CLO XXV, Ltd., Subordinated Notes	14.72%(f)	01/15/2035	9,246,257	7,499,681
BlackRock Baker CLO 2021-1, Ltd., Class VDN	23.01%(f)	01/15/2034	7,347,140	2,203,875
BlackRock Elbert CLO V, Ltd., Subordinated Notes	16.47%(f)	12/15/2031	6,500,000	6,276,978
Brightwood CLO Warehouse(g)	15.21%(f)	12/31/2049	23,125,000	23,125,000
Churchill Middle Market CLO III, Ltd., Subordinated Notes	17.35%(f)	10/24/2033	21,500,000	20,512,581
Churchill Middle Market CLO IV, Ltd., Subordinated Notes	13.32%(f)	01/23/2032	7,000,000	5,238,307
CIFC Cobra II Ltd.(g)	26.07%(f)	12/31/2049	3,750,000	3,750,000
Dryden 33 Senior Loan Fund, Subordinated Notes	87.45%(f)	04/15/2029	10,000,000	613,034
Dryden 76 CLO, Ltd., Subordinated Notes	15.95%(f)	10/20/2034	11,300,000	8,471,578
Dryden 92 CLO, Ltd., Subordinated Notes	14.61%(f)	11/20/2034	10,000,000	8,369,802
Great Lakes CLO 2014-1, Ltd., Subordinated Notes	16.17%(f)	10/15/2029	26,740,000	19,753,841
KKR CLO 31, Ltd., Subordinated Notes	18.16%(f)	04/20/2034	6,000,000	4,975,160
LCM 32, Ltd., Subordinated Notes	16.14%(f)	07/20/2034	6,000,000	4,671,241
LCM 34, Ltd., Income Notes	15.82%(f)	10/20/2034	8,696,000	6,778,639
LCM 34, Ltd., Subordinated Notes, Class SUB2	15.81%(f)	10/20/2034	659,110	92,335
Maranon Loan Funding 2021-3, Ltd., Subordinated Notes	20.66%(f)	01/15/2034	10,000,000	2,725,000
Marble Point CLO XVIII, Ltd., Income Notes	14.32%(f)	10/15/2034	5,000,000	3,873,054
Marble Point CLO XX, Ltd., Income Notes	13.91%(f)	04/23/2034	6,000,000	4,244,845
Meadowvest CLO Warehouse(g)	20.28%(f)	12/31/2049	4,705,882	4,705,882
New Mountain CLO 1, Ltd., Subordinated Notes	13.76%(f)	10/15/2034	10,520,364	9,435,369
Oaktree CLO 2019-2, Ltd., Subordinated Notes	25.15%(f)	04/15/2031	5,000,000	2,876,927
Oaktree CLO 2019-4, Ltd., Subordinated Notes	15.93%(f)	10/20/2032	9,000,000	6,931,990
OCP CLO 2020-20, Ltd., Subordinated Notes	16.80%(f)	10/09/2033	6,000,000	5,060,938
Regatta XXI Funding Ltd. CLO(g)	20.28%(f)	12/31/2049	10,000,000	10,000,000
Symphony XXX, Ltd. CLO(g)	20.28%(f)	12/31/2049	6,093,116	6,093,116
TCP Whitney CLO, Ltd., Subordinated Notes	22.48%(f)	08/20/2033	11,500,000	9,935,734
TCP Whitney CLO, Ltd., Subordinated Notes, Class SUB2	16.86%(f)	08/20/2033	3,575,762	3,385,721
VOYA - Warehouse / Cactus V. LTD(g)	26.25%(f)	12/31/2049	10,000,000	10,000,000

Flat Rock Opportunity Fund	Schedule of Investments

March 31, 2022 (Unaudited)

	Rate	Maturity	Principal Amount	Value
Voya CLO 2021-1, Ltd., Income Notes	14.98%(f)	07/15/2034	$6,960,000	$5,644,895
Voya CLO 2022-1, Ltd., Subordinated Notes	17.33%(f)	04/20/2035	8,000,000	7,100,000

TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY
(Cost $241,636,679)				$243,403,255

COLLATERALIZED LOAN OBLIGATIONS DEBT(b)(c)(d)(e)- 7.30%
BlackRock Baker CLO 2021-1, Ltd., Class E	3M US L + 8.00%	01/15/2034	4,323,507	4,323,507
Maranon Loan Funding 2021-3, Ltd., Class E	3M US L + 8.00%	01/15/2034	6,100,000	6,100,000
NewStar Fairfield Fund CLO, Ltd., Class DN	3M US L + 7.38%	04/20/2030	3,000,000	2,861,108

TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT
(Cost $13,208,676)				$13,284,615

	Rate	Shares	Value
SHORT TERM INVESTMENTS(b) - 1.98%
Money Market Fund - 1.98%
First American Government Obligations Fund	(7 Day Yield 0.18%)	3,605,084	$3,605,084

TOTAL SHORT TERM INVESTMENTS
(Cost $3,605,084)			$3,605,084

TOTAL INVESTMENTS - 142.96%
(Cost $258,450,439)			$260,292,954
LIABILITIES IN EXCESS OF OTHER ASSETS - (42.96)%			(78,221,446)
NET ASSETS - 100.00%			$182,071,508

(a)	Collateralized Loan Obligations (“CLO”) equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Total fair value of the securities is $243,403,255, which represents 133.68% of net assets as of March 31, 2022.

Flat Rock Opportunity Fund	Schedule of Investments

March 31, 2022 (Unaudited)

(b)	All or a portion of the security has been pledged as collateral in connection with the credit facility with certain funds and accounts managed by (the "Credit Facility"). At March 31, 2022, the value of securities pledged amounted to $260,292,954, which represents approximately 142.96% of net assets.
(c)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at March 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are included in the description above.
(d)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(e)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are not restricted and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $256,687,870, which represents 140.98% of net assets as of March 31, 2022.
(f)	Estimated yield.
(g)	Positions represent investments in a warehouse facility, which is a financing structure intended to aggregate loans that may be used to form the basis of a CLO position.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Reference Rates:
3M US L - 3 Month LIBOR as of March 31, 2022 was 0.96%

See Notes to Quarterly Schedule of Investments.

Flat Rock Opportunity Fund

Notes to Quarterly Schedule of Investments

March 31, 2022 (Unaudited)

1. ORGANIZATION

Flat Rock Opportunity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the "Shares") are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act, and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

The Fund was incorporated as a Delaware statutory trust on February 12, 2018 pursuant to a Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to July 2, 2018, other than those related to organizational matters and the registration of its shares under applicable securities laws.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services - Investment Companies and Accounting Standards Update (“ASU”) 2013-08.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Security Valuation: The Fund determines the Net Asset Value (“NAV”) of its shares daily, on each day that the New York Stock Exchange (“NYSE”) is open for business, as of the close of regular trading (normally, 4:00 p.m., Eastern time).

Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

Collateralized loan obligations (“CLOs”) are generally not traded on a national securities exchange and instead are valued utilizing a market approach. The market approach is a method of determining the valuation of a security based on the selling price of similar securities. The types of factors that may be taken into account in pricing CLOs include:

•	the yield of similar CLOs where pricing is available in the market;
•	the riskiness of the underlying pool of loans;
•	features of the CLO, including weighted average life test, liability pricing, management fees, covenant cushions, weighted average spread of underlying loans and net asset value.

The Fund’s Valuation Committee under the guidance of the Board of Trustees (the “Board”) is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the valuation policy to the Adviser.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the U.S. Treasury yield curve and credit quality.

The Fund has engaged a third-party valuation firm to provide assistance to the Valuation Committee and the Board in valuing certain of the Fund’s investments. The Valuation Committee and the Board may evaluate the impact of such additional information, and factor it into its consideration of fair value.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes. Interest income from investments in the “equity” class of collateralized loan obligation (“CLO”) funds will be recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financials Assets.

3. FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 - Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund's investments under the fair value hierarchy levels as of March 31, 2022:

Investments in Securities at Value	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Collateralized Loan Obligations Equity	$–	$–	$243,403,255	$243,403,255
Collateralized Loan Obligations Debt	–	–	13,284,615	13,284,615
Short Term Investments	3,605,084	–	–	3,605,084
Total	$3,605,084	$–	$256,687,870	$260,292,954

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of March 31, 2022:

	Collateralized Loan Obligations Equity	Collateralized Loan Obligations Debt	Total
Balance as of December 31, 2021	$192,608,658	$13,278,278	$205,886,936
Accrued discount/ premium	(6,687,659)	14,728	(6,672,931)
Realized Gain/(Loss)	-	-	-
Change in Unrealized Appreciation/(Depreciation)	(3,059,192)	(8,391)	(3,067,583)
Purchases	62,316,448)	-	62,316,448
Sales Proceeds	(1,775,000)	-	(1,775,000)
Transfer into Level 3	-	-	-
Transfer out of Level 3	-	-	-
Balance as of March 31, 2022	$243,403,255	$13,284,615	$256,687,870
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2022	$(3,059,192)	$(8,391)	$(3,067,583)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund's investments that are categorized in Level 3 of the fair value hierarchy as of March 31, 2022:

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Input Value(s)
Collateralized Loan Obligations Equity	$243,403,255	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligations Debt	13,284,615	Third-party vendor pricing service	Broker quotes	N/A